SCHEDULE 2.4(a)

LIST OF PREDECESSOR ENTITITES

1.	H.F. Ahmanson and Company, and its subsidiaries as of October 1, 2008, for all tax years ending on or prior to Ocober 1, 1998.1

2.	Dime Bancorp, Inc., and its subsidiaries as of January 4, 2002, for all tax years ending on or prior to January 4, 2002.2

1 Date that H.F. Ahmanson and Company merged into Washington Mutual, Inc. and became a member of the Washington Mutual, Inc. and Subsidiaries consolidated group for federal income tax purposes.

2 Date that Dime Bancorp, Inc. merged into Washington Mutual, Inc. and became a member of the Washington Mutual, Inc. and Subsidiaries consolidated group for federal income tax purposes.

SCHEDULE 2.4(a)

SCHEDULE 2.9(a)

LIST OF CLAIMS ASSOCIATED

WITH JPMC RABBI TRUSTS, ETC.

SCHEDULE 2.9(a)

Plan Name:	American Savings Bank - DCP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2180	Brandt Burghall	$225,000.00
3059	Debra Kegel	$314,870.00
101	Fred Schweer	$264,174.67
418	Harold J. Hendricks	$308,379.00
1720	Karin Hill	$24,664.80
2883	Kathleen C. O'Mara	U
2929	Melody Gayeski	$23,987.39
1292	Michael Moore	$181,000.00
323	Robert Thurston	$150,625.00
1024	Ruth Price	$4,232.02
Total:	10	$1,496,932.88

SCHEDULE 2.9(a)-1

Plan Name:	ASB – SERP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2194	Andrew Shiozaki	$150,500.00
1366	Arthur Porter	$1,591,000.00
2648	Brian Dale Shea	$295,590.00
2644	Carl Formato	$108,024.08
2645	Carolyn McKenzie	$592,436.16
2058	Craig Davis	$887,628.00
3059	Debra Kegel	$314,870.00
2459	Donald Royer	U
688	Doris Stern	U
2029	Faris Weber	U
101	Fred Schweer	$264,174.67
2641	Gloria Gowens	$142,632.00
1457	James Izu	$357,199.20
1851	James Parese	$4,251.00
2642	Jimmy Holland	$442,646.00
1067	John Freed	U
327	John Nunn	U
2066	John R. Donohue	$1,420,320.00
2650	Johnette Dowden Holland	$221,323.00
2071	Karen Christensen	$648,000.00
2392	Mario Antoci	$4,888,980.00
1081	Mary Light	U
2643	Mary Locatelli	$900,000.00
3009	Melody Gayeski	U
2647	Mitchell Rosenberg	$656,910.00
973	Patricia Joyce	U
2011	Richard Grout	$101,867.40
2068	Robert Barnum	$1,704,432.00
1773	Robert Henske	$117,464.00
2090	Samuel T.R Revell	U
1582	Ted Yates	U
2175	Thomas P Borer	$68,854.00
3731	Verne Griscom	U
2518	W Brent Robinson	$570,533.00
Total:	34	$16,449,634.51

SCHEDULE 2.9(a)-2

Plan Name:	Coast Federal Bank - Officers & Directors
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
3792	C. William Jackson	$500,000.00
2460	Christine Stalder	$305,747.00
2458	Fred Stalder	$1,222,989.00
463	Harry Pflaumer	$176,484.00
689	Leon Angvire	$29,600.00
2447	Morris Sievert	$5,105.58
3455	Patricia Fritz	$102,941.16
782	W M Huyck	U
190, 191	Walter Holly	$1,300,000.00
Total:	9	$3,642,866.74

SCHEDULE 2.9(a)-3

Plan Name:	Coast Federal Bank - SERP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
127	Gilbert Farley	$1,553,508.30
177	Donald Konrad	$303,000.00
Total:	2	$1,856,508.30

SCHEDULE 2.9(a)-4

Plan Name:	Dime - Benefit Restoration Plan
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
3027	Arthur Anderson	U
2493	Carlos R. Munoz	U
2531	Donald Schwartz	U
2220	Elena Ferrara	U
2445	Frank P. Deangelo	U
2478	Franklin L. Wright	U
2481	Fred B. Koons	U
2437	Gene C. Brooks	U
2214	Jack L. Wagner	U
2552	James Kelly	U
2217	John B. Pettit Jr.	U
2216	John W. Sapanski	U
3067	Lawrence W. Peters	U
3086	Marie J. Alleva	U
2418	Murray F. Mascis	U
3056	Peyton Patterson	U
3089	Richard Mirro	U
2167	Richard Parsons	U
3190	Robert J. Murphy	U
1075	Robert Zabawa	$490.25
Total:	20	$490.25

SCHEDULE 2.9(a)-5

Plan Name:	Dime - Dir. Ret. Cont.
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2472	Addison Keim	U
2485	Edward Pierce	U
1018	Elizabeth Fanta	U
2215	John Satriale	U
2519	Rebecca Johnson	U
963	Robert Benson	U
3138	Robert Britton	U
3134	Robert Mahony	U
2718	Sanford Zimmerman	U
3040	Virginia Kopp	U
Total:	10	$0.00

SCHEDULE 2.9(a)-6

Plan Name:	Dime - EVP SERP
Dime - NAMCO SERP
Dime – Individual Contracts
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)	Plan Name
2493	Carlos R. Munoz	U	Dime - EVP SERP
3105	David Totaro	U	Dime - EVP SERP
2437	Eugene C. Brooks	U	Dime - EVP SERP
2481	Fred B. Koons	U	Dime - EVP SERP
2214	Jack L. Wagner	U	Dime - EVP SERP
3082	James M. Mack	U	Dime - EVP SERP
2523	Thomas Ducca	U	Dime - EVP SERP
2993	Covington (Diana) Hardee	U	Dime - Individual Contracts
3620	Harry W. Albright	$10,481.01	Dime - Individual Contracts
2168	James Large	U	Dime - Individual Contracts
2216	John W. Sapanski	U	Dime - Individual Contracts
2167	Richard Parsons	U	Dime - Individual Contracts
Total:	12	$10,481.01

SCHEDULE 2.9(a)-7

Plan Name:	Dime - Vol. DCP DC
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
3041	Edmund T Valenski	U
3085	Gerald D Filandro	U
2552	James E. Kelly	U
3082	James M. Mack	U
244	Jane E Silverman	$31,649.39
3673	John J Abruzzo	$83,819.29
2740	Kenneth A Schmidt	U
2169	Kevin J McLaughlin	U
2393	Norman Stafford	U
3083	Paul Carroll	U
2548	Paul L Brandel	U
3136	Richard Loconte	U
3144	Robert K Kettenmann	U
2870	Roberta S Treacy	$31,469.14
2162	Shirley B Bresler	U
2717	Stephen M Lane	U
2501	William M Neuner	U
2511	William S Burns	U
Total:	18	$146,937.82

SCHEDULE 2.9(a)-8

Plan Name:	Dime - Vol. DCP Dir BTA
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
3062	Eugene G. Schulz Jr.	U
Total:	1	$0.00

SCHEDULE 2.9(a)-9

Plan Name:	Great Western - DC Make-Up
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
835	Aldo Lombardi	$203,289.00
910	Alice Schenk	$439,461.93
1046	Armando Milo	U
1322	Bard Saladin	$119,462.00
1789	Beverly Duane	$49,460.04
1679	Bruce Antenberg	U
728	Donald Rowan	U
1944	Fred Kuntz	$6,417.84
2948	Gerald Pittenger	U
2944	Harold Johnson	U
837	Hope Wilder	$30,000.00
3271	James Sage	U
2225	Jeannie Bias	U
3055	John Gossett	U
800	Joseph Fellmeth	U
1680	Leni (B) Antenberg	U
3122	Lon Kuehl	U
2112	Louis Boitano	U
1154	Nadine Barbera	$150,000.00
1143	Patricia (B) Smith	$19,984.00
2004	Richard Moore	$102,067.42
1144	Richard Smith	$101,141.00
1749	Robert Akard	U
904	Roberta Yassin	$171,272.00
761	Ronald Rosen	U
1256	Ronald Rosso	U
2521	Ruben Vasquez	U
1261	Terry Scarlett	U
3213	Theodore Dixon	$17,856.00
1750	Waltraud (B) Akard	U
3530	William Wright	U
Total:	31	$1,410,411.23

SCHEDULE 2.9(a)-10

Plan Name:	Great Western - DCP Roll-in
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
818	Joe Jackson	$715,651.89
Total:	1	$715,651.89

SCHEDULE 2.9(a)-11

Plan Name:	Great Western - DCP - MLC
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2423	David Anderson	U
821	James Little	$218,424.89
3011	Marilynn Pylant	$158,441.27
2336	Mark Robbins	$2,802,014.36
3152	Rahim Shamash	$557,409.72
907	Randall Seltz	$80,000.00
1204	Richard Califano	$49,468.85
3337	Rick Kirk	$438,087.82
1505	Robert Vance	$41,672.91
3646	Saiid Rastegar	$115,637.86
661	Stanley Konopacki	$384,679.58
2702	Steven Johnson	$146,965.00
3030	Susan Goldstein	$188,983.00
885	Thomas Golon	$178,871.00
Total:	14	$5,358,706.26

SCHEDULE 2.9(a)-12

Plan Name:	Great Western - DCP - S&C
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
822	Billy Gastineau	$13,598.06
567	Charles Byrge	$13,630.87
1215	Christine Coburn	U
686	Christopher Milne	$19,415.00
3527	Douglas Crocker	$141,152.98
700	Eldene Norton	$88,003.51
2614	Fred Kuntz	$5,821.38
1041	Gail Bothun	$14,296.29
2542	Gary Runyan	$102,220.51
902	Gerald Egner	$5,775.38
1227	Gregory Schmidt	$116,000.00
921	Harold Sessa	$51,573.98
1364	Jackie Pounds	$226,000.00
1765	Jeff Loventhal	$400,694.32
734	Judith Chambers	$133,373.00
580	Linda Gwyn	$78,000.00
2436	Milton Bledsoe	$140,925.17
845	Philip Shaw	$56,267.72
1141	Richard Smith	$32,668.89
2232	Ronald Santucci	$5,656.53
1357	Sammie Ipock	$50,129.95
565	Sheldon Frank	$45,871.30
Total:	22	$1,741,074.84

SCHEDULE 2.9(a)-13

Plan Name:	Great Western - DCP - SO
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
910	Alice Schenk	$439,461.93
858	Allan Frazier	$84,474.62
3231	Barry Himel	$30,370.14
460	Carl Geuther	U
384	Charles Rossetti	$101,458.41
1577	Charles Sledd	$49,958.52
1529	Donald Cameron	$66,808.00
820	Edward Krause	U
448	Gloria Crane	$31,898.98
1112	Jane Wood	$60,680.60
818	Joe Jackson	$715,651.89
456	John Maher	U
1137	Michael Clawson	$46,651.37
3216	Patricia Benninger	$37,949.90
472	R. Altman	$429,155.14
Total:	15	$2,094,519.50

SCHEDULE 2.9(a)-14

Plan Name:	Great Western - Dir DCP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
3915	James Montgomery	U
421	John Giovenco	$69,764.50
Total:	2	$69,764.50

SCHEDULE 2.9(a)-15

Plan Name:	Great Western - Director Retirement
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2590	Don Combs	$125,298.00
470	H. Frederick Christie	$11,650.00
378, 3915	James F. Montgomery	U
459	Janice Gryp	$20,261.74
1129	John Beane	$218,830.00
447	John D. Alexander	U
456	John F. Maher	U
421	John V. Giovenco	$69,764.50
2983	Margaret North	$63,000.00
970	Mary Davis	$591,250.00
450	Willis Wood	U
Total:	11	$1,100,054.24

SCHEDULE 2.9(a)-16

Plan Name:	Great Western - ESIP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
482	J. L. Erikson	U
3915	James F. Montgomery	U
818	Joe M. Jackson	$715,651.89
1605	Ursula(Michael) Pappas	$450,000.00
Total:	4	$1,165,651.89

SCHEDULE 2.9(a)-17

Plan Name:	Great Western - GMS
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2944	Harold Johnson	U
2948	Gerald Pittenger	U
Total:	2	$0.00

SCHEDULE 2.9(a)-18

Plan Name:	Great Western - Gratuitous Retirement
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2235	Robert Holmes	U
411	Francis Jacobs	$55,500.00
1333	James Kemp	$179,731.00
898	William Lemmon	U
1628	Bonnie Miller	$1,590.57
783	Donna Salvin	U
Total:	6	$236,821.57

SCHEDULE 2.9(a)-19

Plan Name:	Great Western - Restoration
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
1679	Bruce Antenberg	U
1246	Ernest Lyons	$374,004.90
481	Jerry Weeks	U
1680	Leni Antenberg	U
471	Phillip Altman	U
Total:	5	$374,004.90

SCHEDULE 2.9(a)-20

Plan Name:	Great Western - SERP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
835	Aldo T. Lombardi	$203,281.00
460	Carl F. Geuther	U
455, 2915	Clifford A. Miller	U
469	Curtis J. Crivelli	U
2741	Deborah Lascala	U
458	Edward R. Hoffman	U
448	Gloria Crane	$31,898.98
482	J. L. Erikson	U
378, 3915	James F. Montgomery	U
459	Janice Gryp	$20,261.74
451	Jaynie Studenmund	U
828	Joe M. Jackson	U
456	John F. Maher	U
817	Lamberta R (B) Jackson	U
834	Nancy Lombardi	$31,239.00
1118	Ray Sims	U
1605	Ursula Pappas	$450,000.00
898	William Lemmon	U
453	William Schenck	U
Total:	19	$736,688.72

SCHEDULE 2.9(a)-21

Plan Name:	Providian - DCP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2237	Daniel Sanford	$189,145.50
3080	Ellen Richey	U
790	Ron Claveloux	$1,812,415.36
2211	Tom Clancy	$102,596.99
Total:	4	$2,104,157.85

SCHEDULE 2.9(a)-22

Plan Name:	Providian - Individual Contract (Montanari)
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
3698	Julie Montanari	$808,678.39
Total:	1	$808,678.39

SCHEDULE 2.9(a)-23

Plan Name:	Dime – KELP
ASB – ELIP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)	Plan Name
3093	1999 Phyllis Marino Family Trust C O J Andrew Rahl Jr	U	Dime - KELP
2453	Abraham S Ossip	U	Dime - KELP
3000	Andrew Hickey	U	Dime - KELP
3017	Anthony R Burriesci	U	Dime - KELP
3016	Anthony R Burriesci Insurance Trust	U	Dime - KELP
3027	Arthur Anderson	U	Dime - KELP
2998	Arthur Bassin	U	Dime - KELP
2996	Arthur C Bennett	U	Dime - KELP
2493	Carlos Munoz	U	Dime - KELP
2465	D James Daras	U	Dime - KELP
3105	David J Totaro	U	Dime - KELP
2531	Donald P Schwartz	U	Dime - KELP
2537	Donald P Schwartz Irrevocable Insurance Trust	U	Dime - KELP
3708	Edward B Kramer	$281,250.00	Dime - KELP
1729	Elaine Bent	U	Dime - KELP
2445	Frank Deangelo	U	Dime - KELP
2478	Franklin Wright	U	Dime - KELP
3038	Franklin L Wright Irrevocable Trust	U	Dime - KELP
2437	Gene C Brooks	U	Dime - KELP
2461	Gene C Brooks Insurance Trust	U	Dime - KELP
3064	Harold E Reynolds C O J Andrew Rahl Jr Esq	U	Dime - KELP
2984	J Edward Diamond	U	Dime - KELP
2214	Jack Wagner	U	Dime - KELP
2552	James E Kelly	U	Dime - KELP
2615	James E Kelly 1999 Trust Dated January 26 1999	U	Dime - KELP
2168	James Jr Large	U	Dime - KELP
2221	Jenne Britell	U	Dime - KELP
2218	Jenne Britell Irrevocable Deed Of Trust	U	Dime - KELP

SCHEDULE 2.9(a)-24

Plan Name:	Dime – KELP
ASB – ELIP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)	Plan Name
1481	Jenne K Britell Irrevocable Deed Of Trust Dated 8 21 96 As Transferee	$4,409,724.00	Dime - KELP
2217	John B Pettit Jr	U	Dime - KELP
1730	John Bent	U	Dime - KELP
2263	John J Monaghan	$477,000.00	Dime - KELP
2219	John V Brull	U	Dime - KELP
3076	Joseph Jiannetto	U	Dime - KELP
2628	Lawrence J Toal	U	Dime - KELP
3067	Lawrence W Peters C O J Andrew Rahl Jr	U	Dime - KELP
3086	Marie Alleva C O Andrew Rahl Jr	U	Dime - KELP
2427	Michael A Gallagher	U	Dime - KELP
2490	Munoz, Carlos 1999 Irrevocable Life Insurance Trust	U	Dime - KELP
2418	Murray F Mascis	U	Dime - KELP
3079	Murray F Mascis 1999 Insurance Trust C O Andrew	U	Dime - KELP
2393	Norman J Stafford	U	Dime - KELP
3056	Peyton R Patterson C O J Andrew Rahl Jr	U	Dime - KELP
3270	Phyllis Marino C O J Andrew Rahl Jr	U	Dime - KELP
2167	Richard Parsons	U	Dime - KELP
2164	Richard Terzian Co J Andrew Rahl Jr Esq	U	Dime - KELP
3089	Richard A Mirro C O J Andrew Rahl Jr Esq	U	Dime - KELP
3092	Richard A Mirro Irrevocable Trust C O J Andrew Rahl Jr	U	Dime - KELP
2165	Richard H Terzian And Bretta D Terzian Revocable	U	Dime - KELP
1536	Rita L Bligh	$80,805.00	Dime - KELP
3190	Robert Murphy C O J Andrew Rahl Jr Esq	U	Dime - KELP
2166	Robert Turner	U	Dime - KELP
3144	Robert K Kettenmann	U	Dime - KELP

SCHEDULE 2.9(a)-25

Plan Name:	Dime – KELP
ASB – ELIP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)	Plan Name
3141	Robert K Kettenmann 1997 Irrevocable Life Insurance Trust	U	Dime - KELP
3214	Roger Williams	$480,000.00	Dime - KELP
3037	Stark, Dennis (dennis E Stark Fund At The Rhode Island Community Foundation)	U	Dime - KELP
2995	The Arthur Bennett Trust Uad May 22 2001	U	Dime - KELP
3074	The James M Large Jr September 1999 Trust C O J Andrew Rahl Jr	U	Dime - KELP
3072	The Lawrence W Peters Trust C O J Andrew Rahl Jr	U	Dime - KELP
2406	The Norman J Stafford Irrevocable Insurance Trust	U	Dime - KELP
1817	Thomas Vanarsdale	U	Dime - KELP
2523	Thomas J Ducca	U	Dime - KELP
2163	Thomas Vanarsdale	U	Dime - KELP
3186	Toal Descendants Insurance Trust C O J Andrew Rahl Jr	U	Dime - KELP
3106	Toal Family Insurance Trust C O J Andrew Rahl Jr	U	Dime - KELP
3188	William Phillips C O J Andrew Rahl Jr	U	Dime - KELP
1366	Arthur Porter	$1,591,000.00	ASB - ELIP
2666	Don L Rigsbee	$200,000.00	ASB - ELIP
1881	W B Robinson	$670,000.00	ASB - ELIP
Total:	69	$8,189,779.00

SCHEDULE 2.9(a)-26

Plan Name:	CCBI – Individual Contracts
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2684	James Daley	$827,377.00
Total:	1	$827,377.00

SCHEDULE 2.9(a)-27

Plan Name:	Miscellaneous Individual Contracts
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2407	Alice Bogue	U
2326	James Calderhead	U
1234	Norma Fine-Eckley	U
706	Barbara Newbould	$700.68
1389	Avon Pirozuk	$10,921.75
1595	Louise Arneson	$28,107.38
2256	Daniel Relf	U
635	Anthony Nocella	$2,022,720.00
634	Barry Burkholder	$3,155,136.00
Total:	9	$5,217,585.81

SCHEDULE 2.9(a)-28

Wells Fargo Great Western Trustee Claims
Date Filed	Claim No.	Name	Total Filed Claim Amount	Debtor Name	Nature
3/31/2009	2868	Wells Fargo Bank NA in its Capacity as Trustee of the Great Western Financial Corporation Umbrella Trust for Directors	13,121,013	Washington Mutual, Inc.	Secured
3/31/2009	2863	Wells Fargo Bank NA in its Capacity as Trustee of the Great Western Financial Corporation Umbrella Trust for Senior Officers	146,090,779	Washington Mutual, Inc.	Secured

SCHEDULE 2.9(a)-29

SCHEDULE 2.9(c)

LIST OF CLAIMS ASSOCIATED

WITH OTHER BENEFIT PLANS

SCHEDULE 2.9(c)

Plan Name:	American Savings Bank - DCP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2180	Brandt Burghall	$225,000.00
3059	Debra Kegel	$314,870.00
101	Fred Schweer	$264,174.67
418	Harold J. Hendricks	$308,379.00
1720	Karin Hill	$24,664.80
2883	Kathleen C. O'Mara	U
2929	Melody Gayeski	$23,987.39
1292	Michael Moore	$181,000.00
323	Robert Thurston	$150,625.00
1024	Ruth Price	$4,232.02
Total:	10	$1,496,932.88

SCHEDULE 2.9(c)-1

Plan Name:	ASB - SERP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2194	Andrew Shiozaki	$150,500.00
1366	Arthur Porter	$1,591,000.00
2648	Brian Dale Shea	$295,590.00
2644	Carl Formato	$108,024.08
2645	Carolyn McKenzie	$592,436.16
2058	Craig Davis	$887,628.00
3059	Debra Kegel	$314,870.00
2459	Donald Royer	U
688	Doris Stern	U
2029	Faris Weber	U
101	Fred Schweer	$264,174.67
2641	Gloria Gowens	$142,632.00
1457	James Izu	$357,199.20
1851	James Parese	$4,251.00
2642	Jimmy Holland	$442,646.00
1067	John Freed	U
327	John Nunn	U
2066	John R. Donohue	$1,420,320.00
2650	Johnette Dowden Holland	$221,323.00
2071	Karen Christensen	$648,000.00
2392	Mario Antoci	$4,888,980.00
1081	Mary Light	U
2643	Mary Locatelli	$900,000.00
3009	Melody Gayeski	U
2647	Mitchell Rosenberg	$656,910.00
973	Patricia Joyce	U
2011	Richard Grout	$101,867.40
2068	Robert Barnum	$1,704,432.00
1773	Robert Henske	$117,464.00
2090	Samuel T.R Revell	U
1582	Ted Yates	U
2175	Thomas P Borer	$68,854.00
3731	Verne Griscom	U
2518	W Brent Robinson	$570,533.00
Total:	34	$16,449,634.51

SCHEDULE 2.9(c)-2

Plan Name:	Coast Federal Bank - Officers & Directors
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
3792	C. William Jackson	$500,000.00
2460	Christine Stalder	$305,747.00
2458	Fred Stalder	$1,222,989.00
463	Harry Pflaumer	$176,484.00
689	Leon Angvire	$29,600.00
2447	Morris Sievert	$5,105.58
3455	Patricia Fritz	$102,941.16
782	W M Huyck	U
190, 191	Walter Holly	$1,300,000.00
Total:	9	$3,642,866.74

SCHEDULE 2.9(c)-3

Plan Name:	Coast Federal Bank - SERP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
127	Gilbert Farley	$1,553,508.30
177	Donald Konrad	$303,000.00
Total:	2	$1,856,508.30

SCHEDULE 2.9(c)-4

Plan Name:	Dime - Benefit Restoration Plan
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
3027	Arthur Anderson	U
2493	Carlos R. Munoz	U
2531	Donald Schwartz	U
2220	Elena Ferrara	U
2445	Frank P. Deangelo	U
2478	Franklin L. Wright	U
2481	Fred B. Koons	U
2437	Gene C. Brooks	U
2214	Jack L. Wagner	U
2552	James Kelly	U
2217	John B. Pettit Jr.	U
2216	John W. Sapanski	U
3067	Lawrence W. Peters	U
3086	Marie J. Alleva	U
2418	Murray F. Mascis	U
3056	Peyton Patterson	U
3089	Richard Mirro	U
2167	Richard Parsons	U
3190	Robert J. Murphy	U
1075	Robert Zabawa	$490.25
Total:	20	$490.25

SCHEDULE 2.9(c)-5

Plan Name:	Dime - Dir. Ret. Cont.
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2472	Addison Keim	U
2485	Edward Pierce	U
1018	Elizabeth Fanta	U
2215	John Satriale	U
2519	Rebecca Johnson	U
963	Robert Benson	U
3138	Robert Britton	U
3134	Robert Mahony	U
2718	Sanford Zimmerman	U
3040	Virginia Kopp	U
Total:	10	$0.00

SCHEDULE 2.9(c)-6

Plan Name:	Dime - EVP SERP
Dime - NAMCO SERP
Dime - Individual Contracts
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)	Plan Name
2493	Carlos R. Munoz	U	Dime - EVP SERP
3105	David Totaro	U	Dime - EVP SERP
2437	Eugene C. Brooks	U	Dime - EVP SERP
2481	Fred B. Koons	U	Dime - EVP SERP
2214	Jack L. Wagner	U	Dime - EVP SERP
3082	James M. Mack	U	Dime - EVP SERP
2523	Thomas Ducca	U	Dime - EVP SERP
2993	Covington (Diana) Hardee	U	Dime - Individual Contracts
3620	Harry W. Albright	$10,481.01	Dime - Individual Contracts
2168	James Large	U	Dime - Individual Contracts
2216	John W. Sapanski	U	Dime - Individual Contracts
2167	Richard Parsons	U	Dime - Individual Contracts
Total:	12	$10,481.01

SCHEDULE 2.9(c)-7

Plan Name:	Dime - Vol. DCP DC
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
3041	Edmund T Valenski	U
3085	Gerald D Filandro	U
2552	James E. Kelly	U
3082	James M. Mack	U
244	Jane E Silverman	$31,649.39
3673	John J Abruzzo	$83,819.29
2740	Kenneth A Schmidt	U
2169	Kevin J McLaughlin	U
2393	Norman Stafford	U
3083	Paul Carroll	U
2548	Paul L Brandel	U
3136	Richard Loconte	U
3144	Robert K Kettenmann	U
2870	Roberta S Treacy	$31,469.14
2162	Shirley B Bresler	U
2717	Stephen M Lane	U
2501	William M Neuner	U
2511	William S Burns	U
Total:	18	$146,937.82

SCHEDULE 2.9(c)-8

Plan Name:	Dime - Vol. DCP Dir BTA
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
3062	Eugene G. Schulz Jr.	U
Total:	1	$0.00

SCHEDULE 2.9(c)-9

Plan Name:	Great Western - DC Make-Up
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
835	Aldo Lombardi	$203,289.00
910	Alice Schenk	$439,461.93
1046	Armando Milo	U
1322	Bard Saladin	$119,462.00
1789	Beverly Duane	$49,460.04
1679	Bruce Antenberg	U
728	Donald Rowan	U
1944	Fred Kuntz	$6,417.84
2948	Gerald Pittenger	U
2944	Harold Johnson	U
837	Hope Wilder	$30,000.00
2670; 3271	James Sage	U
2225	Jeannie Bias	U
3055	John Gossett	U
800	Joseph Fellmeth	U
1680	Leni (B) Antenberg	U
3122	Lon Kuehl	U
2112	Louis Boitano	U
1154	Nadine Barbera	$150,000.00
1143	Patricia (B) Smith	$19,984.00
2004	Richard Moore	$102,067.42
1144	Richard Smith	$101,141.00
1749	Robert Akard	U
904	Roberta Yassin	$171,272.00
761	Ronald Rosen	U
1256	Ronald Rosso	U
2516; 2521	Ruben Vasquez	U
1261	Terry Scarlett	U
3213	Theodore Dixon	$17,856.00
1750	Waltraud (B) Akard	U
3530	William Wright	U
Total:	31	$1,410,411.23

SCHEDULE 2.9(c)-10

Plan Name:	Great Western - DCP Roll-in
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
818	Joe Jackson	$715,651.89
Total:	1	$715,651.89

SCHEDULE 2.9(c)-11

Plan Name:	Great Western - DCP - MLC
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2423	David Anderson	U
821	James Little	$218,424.89
3011	Marilynn Pylant	$158,441.27
2336	Mark Robbins	$2,802,014.36
3152	Rahim Shamash	$557,409.72
907	Randall Seltz	$80,000.00
1204	Richard Califano	$49,468.85
3337	Rick Kirk	$438,087.82
1505	Robert Vance	$41,672.91
3646	Saiid Rastegar	$115,637.86
661	Stanley Konopacki	$384,679.58
2702	Steven Johnson	$146,965.00
3030	Susan Goldstein	$188,983.00
885	Thomas Golon	$178,871.00
Total:	14	$5,358,706.26

SCHEDULE 2.9(c)-12

Plan Name:	Great Western - DCP - S&C
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
822	Billy Gastineau	$13,598.06
567	Charles Byrge	$13,630.87
1215	Christine Coburn	U
686	Christopher Milne	$19,415.00
3527	Douglas Crocker	$88,435.08
700	Eldene Norton	$141,152.98
2614	Fred Kuntz	$5,821.38
1041	Gail Bothun	$14,296.29
2542	Gary Runyan	$102,220.51
902	Gerald Egner	$5,775.38
1227	Gregory Schmidt	$116,000.00
921	Harold Sessa	$51,573.98
1364	Jackie Pounds	$226,000.00
1765	Jeff Loventhal	$400,694.32
734	Judith Chambers	$133,373.00
580	Linda Gwyn	$78,000.00
2436	Milton Bledsoe	$140,925.17
845	Philip Shaw	$56,267.72
1141	Richard Smith	$32,668.89
2232	Ronald Santucci	$5,656.53
1357	Sammie Ipock	$50,129.95
565	Sheldon Frank	$45,871.30
Total:	22	$1,741,074.84

SCHEDULE 2.9(c)-13

Plan Name:	Great Western - DCP - SO
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
910	Alice Schenk	$439,461.93
858	Allan Frazier	$84,474.62
3231	Barry Himel	$30,370.14
460	Carl Geuther	U
384	Charles Rossetti	$101,458.41
1577	Charles Sledd	$49,958.52
1529	Donald Cameron	$66,808.00
820	Edward Krause	U
448	Gloria Crane	$31,898.98
1112	Jane Wood	$60,680.60
818	Joe Jackson	$715,651.89
456	John Maher	U
1137	Michael Clawson	$46,651.37
3216	Patricia Benninger	$37,949.90
472	R. Altman	$429,155.14
Total:	15	$2,094,519.50

SCHEDULE 2.9(c)-14

Plan Name:	Great Western - Dir DCP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
381	James Montgomery	U
421	John Giovenco	$69,764.50
Total:	2	$69,764.50

SCHEDULE 2.9(c)-15

Plan Name:	Great Western - Director Retirement
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2590	Don Combs	$125,298.00
470	H. Frederick Christie	$11,650.00
378, 3915	James F. Montgomery	U
459	Janice Gryp	$20,261.74
1129	John Beane	$218,830.00
447	John D. Alexander	U
456	John F. Maher	U
421	John V. Giovenco	$69,764.50
2983	Margaret North	$63,000.00
970	Mary Davis	$591,250.00
450	Willis Wood	U
Total:	11	$1,100,054.24

SCHEDULE 2.9(c)-16

Plan Name:	Great Western - ESIP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
482	J. L. Erikson	U
3915	James F. Montgomery	U
818	Joe M. Jackson	$715,651.89
1605	Ursula(Michael) Pappas	$450,000.00
Total:	4	$1,165,651.89

SCHEDULE 2.9(c)-17

Plan Name:	Great Western - GMS
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2944	Harold Johnson	U
2948	Gerald Pittenger	U
Total:	2	$0.00

SCHEDULE 2.9(c)-18

Plan Name:	Great Western - Gratuitous Retirement
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2235	Robert Holmes	U
411	Francis Jacobs	$55,500.00
1333	James Kemp	$179,731.00
898	William Lemmon	U
1628	Bonnie Miller	$1,590.57
783	Donna Salvin	U
Total:	6	$236,821.57

SCHEDULE 2.9(c)-19

Plan Name:	Great Western - Restoration
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
1679	Bruce Antenberg	U
1246	Ernest Lyons	$374,004.90
481	Jerry Weeks	U
1680	Leni Antenberg	U
471	Phillip Altman	U
Total:	5	$374,004.90

SCHEDULE 2.9(c)-20

Plan Name:	Great Western - SERP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
835	Aldo T. Lombardi	$203,281.00
460	Carl F. Geuther	U
455, 2915	Clifford A. Miller	U
469	Curtis J. Crivelli	U
457, 2741, 2771	Deborah Lascala	U
458	Edward R. Hoffman	U
448	Gloria Crane	$31,898,98
482	J. L. Erikson	U
378, 3915	James F. Montgomery	U
459	Janice Gryp	$20,261.74
451	Jaynie Studenmund	U
828	Joe M. Jackson	U
456	John F. Maher	U
817	Lamberta R (B) Jackson	U
834	Nancy Lombardi	$31,239.00
1118	Ray Sims	U
1605	Ursula Pappas	$450,000.00
898	William Lemmon	U
453	William Schenck	U
Total:	19	$736,688.72

SCHEDULE 2.9(c)-21

Plan Name:	Providian - DCP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2237	Daniel Sanford	$189,145.50
3080	Ellen Richey	U
790	Ron Claveloux	$1,812,415.36
2211	Tom Clancy	$102,596.99
Total:	4	$2,104,157.85

SCHEDULE 2.9(c)-22

Plan Name:	Providian - Individual Contract (Montanari)
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
3698	Julie Montanari	$808,678.39
Total:	1	$808,678.39

SCHEDULE 2.9(c)-23

Plan Name:	Dime - KELP
ASB - ELIP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)	Plan Name
3093	1999 Phyllis Marino Family Trust C O J Andrew Rahl Jr	U	Dime - KELP
2453	Abraham S Ossip	U	Dime - KELP
3000	Andrew Hickey	U	Dime - KELP
3017	Anthony R Burriesci	U	Dime - KELP
3016	Anthony R Burriesci Insurance Trust	U	Dime - KELP
3027	Arthur Anderson	U	Dime - KELP
2998	Arthur Bassin	U	Dime - KELP
2996	Arthur C Bennett	U	Dime - KELP
2493	Carlos Munoz	U	Dime - KELP
2465	D James Daras	U	Dime - KELP
3105	David J Totaro	U	Dime - KELP
2531	Donald P Schwartz	U	Dime - KELP
2537	Donald P Schwartz Irrevocable Insurance Trust	U	Dime - KELP
3708	Edward B Kramer	$281,250.00	Dime - KELP
1729	Elaine Bent	U	Dime - KELP
2445	Frank Deangelo	U	Dime - KELP
2478	Franklin Wright	U	Dime - KELP
3038	Franklin L Wright Irrevocable Trust	U	Dime - KELP
2437	Gene C Brooks	U	Dime - KELP
2461	Gene C Brooks Insurance Trust	U	Dime - KELP
3064	Harold E Reynolds C O J Andrew Rahl Jr Esq	U	Dime - KELP
2984	J Edward Diamond	U	Dime - KELP
2214	Jack Wagner	U	Dime - KELP
2552	James E Kelly	U	Dime - KELP
2615	James E Kelly 1999 Trust Dated January 26 1999	U	Dime - KELP
2168	James Jr Large	U	Dime - KELP
2221	Jenne Britell	U	Dime - KELP
2218	Jenne Britell Irrevocable Deed Of Trust	U	Dime - KELP

SCHEDULE 2.9(c)-24

Plan Name:	Dime - KELP
ASB - ELIP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)	Plan Name
1481	Jenne K Britell Irrevocable Deed Of Trust Dated 8 21 96 As Transferee	$4,409,724.00	Dime - KELP
2217	John B Pettit Jr	U	Dime - KELP
1730	John Bent	U	Dime - KELP
2263	John J Monaghan	$477,000.00	Dime - KELP
2219	John V Brull	U	Dime - KELP
3076	Joseph Jiannetto	U	Dime - KELP
2628	Lawrence J Toal	U	Dime - KELP
3067	Lawrence W Peters C O J Andrew Rahl Jr	U	Dime - KELP
3086	Marie Alleva C O Andrew Rahl Jr	U	Dime - KELP
2427	Michael A Gallagher	U	Dime - KELP
2490	Munoz, Carlos 1999 Irrevocable Life Insurance Trust	U	Dime - KELP
2418	Murray F Mascis	U	Dime - KELP
3079	Murray F Mascis 1999 Insurance Trust C O Andrew	U	Dime - KELP
2393	Norman J Stafford	U	Dime - KELP
3056	Peyton R Patterson C O J Andrew Rahl Jr	U	Dime - KELP
3270	Phyllis Marino C O J Andrew Rahl Jr	U	Dime - KELP
2167	Richard Parsons	U	Dime - KELP
2164	Richard Terzian Co J Andrew Rahl Jr Esq	U	Dime - KELP
3089	Richard A Mirro C O J Andrew Rahl Jr Esq	U	Dime - KELP
3092	Richard A Mirro Irrevocable Trust C O J Andrew Rahl Jr	U	Dime - KELP
2165	Richard H Terzian And Bretta D Terzian Revocable	U	Dime - KELP
1536	Rita L Bligh	$80,805.00	Dime - KELP
3190	Robert Murphy C O J Andrew Rahl Jr Esq	U	Dime - KELP
2166	Robert Turner	U	Dime - KELP
3144	Robert K Kettenmann	U	Dime - KELP
3141	Robert K Kettenmann 1997 Irrevocable Life Insurance Trust	U	Dime - KELP

SCHEDULE 2.9(c)-25

Plan Name:	Dime - KELP
ASB - ELIP
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)	Plan Name
3214	Roger Williams	$480,000.00	Dime - KELP
3037	Stark, Dennis (dennis E Stark Fund At The Rhode Island Community Foundation)	U	Dime - KELP
2995	The Arthur Bennett Trust Uad May 22 2001	U	Dime - KELP
3074	The James M Large Jr September 1999 Trust C O J Andrew Rahl Jr	U	Dime - KELP
3072	The Lawrence W Peters Trust C O J Andrew Rahl Jr	U	Dime - KELP
2406	The Norman J Stafford Irrevocable Insurance Trust	U	Dime - KELP
1817	Thomas Vanarsdale	U	Dime - KELP
2523	Thomas J Ducca	U	Dime - KELP
2163	Thomas Vanarsdale	U	Dime - KELP
3186	Toal Descendants Insurance Trust C O J Andrew Rahl Jr	U	Dime - KELP
3106	Toal Family Insurance Trust C O J Andrew Rahl Jr	U	Dime - KELP
3188	William Phillips C O J Andrew Rahl Jr	U	Dime - KELP
1366	Arthur Porter	$475,000.00	ASB - ELIP
2666	Don L Rigsbee	$200,000.00	ASB - ELIP
1881	W B Robinson	$670,000.00	ASB - ELIP
Total:	69	$7,073,779.00

SCHEDULE 2.9(c)-26

Plan Name:	CCBI - Individual Contracts
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2684	James Daley	$827,377.00
Total:	1	$827,377.00

SCHEDULE 2.9(c)-27

Plan Name:	Miscellaneous Individual Contracts
Proof of Claim #	Claimant	Filed Claim Amount (U = Unliquidated Claim)
2407	Alice Bogue	U
2326	James Calderhead	U
1234	Norma Fine-Eckley	U
706	Barbara Newbould	$700.68
1389	Avon Pirozuk	$10,921.75
1595	Louise Arneson	$28,107.38
2256	Daniel Relf	U
635	Anthony Nocella	$2,022,720.00
634	Barry Burkholder	$3,155,136.00
Total:	9	$5,217,585.81

SCHEDULE 2.9(c)-28

Wells Fargo Great Western Trustee Claims
Date Filed	Claim No.	Name	Total Filed Claim Amount	Debtor Name	Nature
3/31/2009	2868	Wells Fargo Bank NA in its Capacity as Trustee of the Great Western Financial Corporation Umbrella Trust for Directors	13,121,013	Washington Mutual, Inc.	Secured
3/31/2009	2863	Wells Fargo Bank NA in its Capacity as Trustee of the Great Western Financial Corporation Umbrella Trust for Senior Officers	146,090,779	Washington Mutual, Inc.	Secured

SCHEDULE 2.9(c)-29

SCHEDULE 2.10

LIST OF CLAIMS ASSOCIATED
WITH QUALIFIED PLANS

SCHEDULE 2.10

Qualified Plan Claims

POC #		Filed Claim Amount	Claimant Name	Debtor	Nature
2498		$161.59	J Leticia Serrado	Washington Mutual, Inc.	Priority
1812		$499.11	ESTHER RUIZ	Washington Mutual, Inc.	Secured
2772		$2,210.00	Heinz and Gerlinde Beneke	Washington Mutual, Inc.	Priority
888		$20,000.00	ELINORE J KRAUSE	Washington Mutual, Inc.	Priority
498		$21,779.65	DEAN B ARNOLD	Washington Mutual, Inc.	Priority
1578		$30,089.85	CHERYL A FELTGEN	Washington Mutual, Inc.	Priority
1430		$35,000.00	Marvin Allen Baldwin Jr	Washington Mutual, Inc.	Secured
2772		$40,442.00	Heinz and Gerlinde Beneke	Washington Mutual, Inc.	General Unsecured
1217		$47,105.47	RADHA THOMPSON	Washington Mutual, Inc.	Priority
155		$63,877.18	Carey M Brennan	Washington Mutual, Inc.	Priority
3541		$66,846.96	Harold Marvin Medgpath	Washington Mutual, Inc.	Priority
2226		$100,000.00	HOWARD P ARATA	Washington Mutual, Inc.	Priority
1182		$133,671.00	Melba Ann Bartels	Washington Mutual, Inc.	Priority
3623		$174,561.70	James Corcoran	Washington Mutual, Inc.	General Unsecured
573		$188,084.00	John F Robinson	Washington Mutual, Inc.	Priority
937		$214,078.00	BARBARA J SNYDER	Washington Mutual, Inc.	Priority
2545		$432,390.00	Janice D Turner	Washington Mutual, Inc.	Priority
2362		$483,319.00	Edward Smith Jr	Washington Mutual, Inc.	General Unsecured
2255		$565,316.39	Michael A Wolf	Washington Mutual, Inc.	Secured
2963		$628,144.00	Elaine Schoch	Washington Mutual, Inc.	Priority
1799		$823,497.60	Geoffrey G Olsen	Washington Mutual, Inc.	Priority
2452		$941,380.34	John Engman	Washington Mutual, Inc.	Secured
1955		$956,387.00	Donna J Wardlow	Washington Mutual, Inc.	Priority
2967		$4,000.00	ELIZABETH M SCHAEFFER ILEY	Washington Mutual, Inc.	General Unsecured
1690		566,628.00	Marc Wane	Washington Mutual, Inc.	Priority
1735		57,591.36	GERALDINE KING	Washington Mutual, Inc.	Priority
705	U	Unliquidated	B JOYCE PATTERSON	Washington Mutual, Inc.	General Unsecured
708	U	Unliquidated	NUBAR ERAMIAN	Washington Mutual, Inc.	General Unsecured
793	U	Unliquidated	ERNEST PORTER	Washington Mutual, Inc.	General Unsecured
819	U	Unliquidated	DIANNE KRAUSE	Washington Mutual, Inc.	Priority
827	U	Unliquidated	ERMA L DESLONGCHAMPS	Washington Mutual, Inc.	General Unsecured
841	U	Unliquidated	ELVIRA A DREIZLER	Washington Mutual, Inc.	Priority
886	U	Unliquidated	ELLEN CHING	Washington Mutual, Inc.	Priority
890	U	Unliquidated	R Stephan	Washington Mutual, Inc.	General Unsecured
891	U	Unliquidated	ROBERT B DREIZLER	Washington Mutual, Inc.	Priority
941	U	Unliquidated	HELENE GUTOWITZ	Washington Mutual, Inc.	Priority
977	U	Unliquidated	WILLIAM O PHEGLEY	Washington Mutual, Inc.	General Unsecured

SCHEDULE 2.10-1

Plan Claims

POC #	Filed Claim Amount	Claimant Name	Debtor	Nature
989	U	Unliquidated	O BRIEN BISSOO	Washington Mutual, Inc.	General Unsecured
1056	U	Unliquidated	HELEN HORNIKEL	Washington Mutual, Inc.	Secured
1060	U	Unliquidated	JANET MAYOTTE	Washington Mutual, Inc.	Priority
1098	U	Unliquidated	GEORGEANE LAWLER	Washington Mutual, Inc.	Priority
1138	U	Unliquidated	DORIS ASPEL	Washington Mutual, Inc.	General Unsecured
1258	U	Unliquidated	CONNIE L HAMILTON	Washington Mutual, Inc.	Priority
1287	U	Unliquidated	RICHARD STEWART	Washington Mutual, Inc.	Secured
1321	U	Unliquidated	AMELIA CANNON	Washington Mutual, Inc.	General Unsecured
1396	U	Unliquidated	G YOUNTS	Washington Mutual, Inc.	Priority
1425	U	Unliquidated	R VALDEZ	Washington Mutual, Inc.	General Unsecured
1436	U	Unliquidated	GLORIA MORSCH	Washington Mutual, Inc.	General Unsecured
1452	U	Unliquidated	STEPHEN F ADAMS	Washington Mutual, Inc.	General Unsecured
1478	U	Unliquidated	VIRGINIA A TARAMASCO	Washington Mutual, Inc.	General Unsecured
1478	U	Unliquidated	VIRGINIA A TARAMASCO	Washington Mutual, Inc.	Priority
1482	U	Unliquidated	Elinor Jeanne Whornham	Washington Mutual, Inc.	Priority
1669	U	Unliquidated	GWENDOLYN A HEATH	Washington Mutual, Inc.	Priority
1673	U	Unliquidated	ANN L PIKE	Washington Mutual, Inc.	General Unsecured
1679	U	Unliquidated	BRUCE F ANTENBERG	Washington Mutual, Inc.	General Unsecured
1680	U	Unliquidated	LENI E ANTENBERG	Washington Mutual, Inc.	General Unsecured
1749	U	Unliquidated	ROBERT B AKARD	Washington Mutual, Inc.	General Unsecured
1750	U	Unliquidated	WALTRAUD AKARD	Washington Mutual, Inc.	General Unsecured
1784	U	Unliquidated	ELEANOR FOX	Washington Mutual, Inc.	General Unsecured
1785	U	Unliquidated	JEROME M RICKS	Washington Mutual, Inc.	Secured
1794	U	Unliquidated	MARIE B BABAYAN	Washington Mutual, Inc.	Priority
1811	U	Unliquidated	DOUGLAS THORNSJO	Washington Mutual, Inc.	Priority
1811	U	Unliquidated	DOUGLAS THORNSJO	Washington Mutual, Inc.	Secured
1813	U	Unliquidated	NIELS JORGENSEN	Washington Mutual, Inc.	Priority
1853	U	Unliquidated	ELLISON RABUN	Washington Mutual, Inc.	General Unsecured
1868	U	Unliquidated	ARLYNE BEARSE	Washington Mutual, Inc.	General Unsecured
1883	U	Unliquidated	Gordon McKay	Washington Mutual, Inc.	Priority
1885	U	Unliquidated	JAMES HENSCHEL	Washington Mutual, Inc.	General Unsecured
1888	U	Unliquidated	J VALDES CUGAT	Washington Mutual, Inc.	General Unsecured
1889	U	Unliquidated	ROLLIN AYERS	Washington Mutual, Inc.	General Unsecured
1939	U	Unliquidated	BERNICE C BAKER	Washington Mutual, Inc.	General Unsecured
2042	U	Unliquidated	THERESA MULRANE	Washington Mutual, Inc.	General Unsecured
2054	U	Unliquidated	BETTE JACOBSON	Washington Mutual, Inc.	General Unsecured
2086	U	Unliquidated	CHARLOTTE J GORE	Washington Mutual, Inc.	Priority

SCHEDULE 2.10-2

Plan Claims

POC #	Filed Claim Amount	Claimant Name	Debtor	Nature
2250	U	Unliquidated	ROBERT MANNING	Washington Mutual, Inc.	Priority
2251	U	Unliquidated	CAROLINE STAKELON	Washington Mutual, Inc.	Priority
2273	U	Unliquidated	KRYSTYNA KACZMARSKI	Washington Mutual, Inc.	General Unsecured
2277	U	Unliquidated	VIRGINIA J MAGUIRE	Washington Mutual, Inc.	General Unsecured
2358	U	Unliquidated	RUBY P ALDERMAN	Washington Mutual, Inc.	Priority
2434	U	Unliquidated	ROBERT S NOBLE	Washington Mutual, Inc.	General Unsecured
2474	U	Unliquidated	Norman Parker	Washington Mutual, Inc.	Secured
2488	U	Unliquidated	JAMES L HESTER	Washington Mutual, Inc.	Priority
2491	U	Unliquidated	THERESE A ASTI	Washington Mutual, Inc.	Priority
2502	U	Unliquidated	Merrill Wall	Washington Mutual, Inc.	Secured
2508	U	Unliquidated	Robert Stevens	Washington Mutual, Inc.	Secured
2510	U	Unliquidated	Charles Rinehart	Washington Mutual, Inc.	Secured
2514	U	Unliquidated	Edward McGrath	Washington Mutual, Inc.	Secured
2517	U	Unliquidated	George Miranda	Washington Mutual, Inc.	Secured
2557	U	Unliquidated	MARILYN E KIRK	Washington Mutual, Inc.	General Unsecured
2596	U	Unliquidated	SHIFFIE DILIBERTO	Washington Mutual, Inc.	General Unsecured
2657	U	Unliquidated	Carol Hove Ahmanson	Washington Mutual, Inc.	General Unsecured
2751	U	Unliquidated	Bruce Crouch	Washington Mutual, Inc.	General Unsecured
2751	U	Unliquidated	Bruce Crouch	Washington Mutual, Inc.	Secured
2837	U	Unliquidated	RICHARD CAREAGA	Washington Mutual, Inc.	Priority
2849	U	Unliquidated	JERRY HAVRANEK	Washington Mutual, Inc.	General Unsecured
2924	U	Unliquidated	MARY NIGRO	Washington Mutual, Inc.	General Unsecured
2954	U	Unliquidated	EDYTHE HAVRANEK	Washington Mutual, Inc.	General Unsecured
3032	U	Unliquidated	Leanne M Matthews	Washington Mutual, Inc.	General Unsecured
3111	U	Unliquidated	STELLA ELEFTHERIADIS	Washington Mutual, Inc.	Priority
3119	U	Unliquidated	Richard Deihl	Washington Mutual, Inc.	Secured
3119	U	Unliquidated	Richard Deihl	Washington Mutual, Inc.	General Unsecured
3157	U	Unliquidated	LOIS R COTTON	Washington Mutual, Inc.	General Unsecured
3167	U	Unliquidated	Robert De Kruif	Washington Mutual, Inc.	Secured
3167	U	Unliquidated	Robert De Kruif	Washington Mutual, Inc.	General Unsecured
3171	U	Unliquidated	Jerry Iverson	Washington Mutual, Inc.	Secured
3171	U	Unliquidated	Jerry Iverson	Washington Mutual, Inc.	General Unsecured
3173	U	Unliquidated	E NANCY MARKLE	Washington Mutual, Inc.	Secured
3173	U	Unliquidated	E NANCY MARKLE	Washington Mutual, Inc.	General Unsecured
3181	U	Unliquidated	CHARLES E HARTZELL	Washington Mutual, Inc.	General Unsecured
3182	U	Unliquidated	HELEN C HARTZELL	Washington Mutual, Inc.	General Unsecured
3195	U	Unliquidated	MARILYN CAPALDO	Washington Mutual, Inc.	General Unsecured

SCHEDULE 2.10-3

Plan Claims

POC #	Filed Claim Amount	Claimant Name	Debtor	Nature
3235	U	Unliquidated	MARION J HENTZ	Washington Mutual, Inc.	General Unsecured
3355	U	Unliquidated	GLORIA V HOST	Washington Mutual, Inc.	Secured
3530	U	Unliquidated	WILLIAM WRIGHT	Washington Mutual, Inc.	General Unsecured
3552	U	Unliquidated	MARC B WRIGHT	Washington Mutual, Inc.	Priority

SCHEDULE 2.10-4

LAKEVIEW CLAIM

POC #	Claimant Name	Filed Claim Amount	Debtor	Nature
2838	RICHARD GREGORY SKINNER	$214,699.00	Washington Mutual, Inc.	Priority

SCHEDULE 2.10-5

SCHEDULE 2.11(a)

LIST OF TOWER INSURANCE PROGRAMS
POLICIES AND BOND

SCHEDULE 2.11(a)

Schedule 2.11(a)

Blended Tower Insurance Program:

Type	Policy Term	Expiration	Policy Number	Line of Coverage	Carrier
Blended Program	5/1/07 - 5/1/08		509/QA015407	Primary	Lloyds of London
Blended Program	5/1/07 - 5/1/08		IPR 3757675-02	1st Excess	Zurich
Blended Program	5/1/07 - 5/1/08		6804-4507	2nd Excess	Federal Insurance Co.
Blended Program	5/1/07 - 5/1/08		741-99-20	3rd Excess	National Union Fire Insurance Co.
Blended Program	5/1/07 – 5/1/08		BFI0014974-01	3rd Excess	Arch
Financial Institution Bond	5/1/07 - 5/1/08		509/QA015607	Excess FIB/ECCP	Lloyds of London
Blended Program	5/1/08 - 5/1/09		FD0806211	Primary	Lloyds of London
Blended Program	5/1/08 - 5/1/09		14-MG-08-A9112	1st Excess	HCC
Blended Program	5/1/08 - 5/1/09		C009430/001	2nd Excess	Allied World Assurance Co.
Blended Program	5/1/08 - 5/1/09		00-474-69-61	3rd Excess	AIG Casualty Co
Blended Program	5/1/08 - 5/1/09		DOX G23646298 001	4th Excess	ACE USA Professional Risk
Financial Institution Bond	5/1/08 - 5/1/09	9/26/08	8212-6709	Excess FIB/ECCP	Federal Insurance Co.
Financial Institution Bond	5/1/08 - 5/1/09	9/26/08	478-11-50	Excess FIB/ECCP	National Union Fire Insurance Co.
Financial Institution Bond	5/1/08 - 5/1/09	9/26/08	FID 596698800	Excess FIB/ECCP	Zurich
Blended Program = Financial Institution Bond, Electronic and Computer Crime, Banker’s Professional Liability, Employment Practices Liability and Fiduciary Liability coverage.

FIB = Financial Institution Bond

Directors & Officers Insurance:

Type	Policy Term	Expiration	Policy Number	Line of Coverage	Carrier
ABC D&O	5/01/07 – 05/01/08		741-98-06	Primary	Chartis
ABC D&O	5/01/07 – 05/01/08		ELU097687-07	1st Excess	XL Specialty Insurance Co.
ABC D&O	5/01/07 – 05/01/08		00 DA 1497374-07	2nd Excess	Twin City Fire Insurance Co.
ABC D&O	5/01/07 – 05/01/08		DOX G21669994 004	3rd Excess	ACE American Insurance Co.
ABC D&O	5/01/07 – 05/01/08		DOX0006090-02	4th Excess	Arch Insurance Group
ABC D&O	5/01/07 – 05/01/08		8208-3395	5th Excess	Federal Insurance Co.
ABC D&O	5/01/07 – 05/01/08		287127607	5th Excess	Continental Casualty Co.
ABC D&O	5/01/07 – 05/01/08		590CM2684	6th Excess	St. Paul Travelers Inc.
ABC D&O	5/01/07 – 05/01/08		G238226001	7th Excess	Ace Westchester
ABC D&O	5/01/07 – 05/01/08		HS625033	7th Excess	RSUI Group, Inc.

SCHEDULE 2.11(a)-1

Type	Policy Term	Expiration	Policy Number	Line of Coverage	Carrier
ABC D&O	5/01/07 – 05/01/08	347-2092	8th Excess	National Union Fire Insurance Co.
Side A	5/01/07 – 05/01/08	ELU097685-07	Primary Side A	XL Specialty Insurance Co.
Side A	5/01/07 – 05/01/08	6802-6117	Side A 1st Excess	Federal Insurance Co.
Side A	5/01/07 – 05/01/08	00DA021819707	Side A 2nd Excess	Twin City Fire Insurance Co.
Side A	5/01/07 – 05/01/08	287127641	Side A 3rd Excess	CNA Global Specialty Lines
Side A	5/01/07 – 05/01/08	RNN713043/01/2007	Side A 3rd Excess	Axis Financial Insurance
Side A	5/01/07 – 05/01/08	QA015507	Side A 4th Excess	Lloyds of London
ABC D&O	5/1/08 - 5/1/09	ELU104380-08	Primary	XL Specialty Insurance Co.
ABC D&O	5/1/08 - 5/1/09	463-33-47	1st Excess	National Union Fire Insurance Co.
Side A	5/1/08 - 5/1/09	287127641	Primary Side A	Columbia Casualty Co.
Side A	5/1/08 - 5/1/09	MNN 713043/01/2008	Side A 1st Excess	Axis Insurance Co.
Side A	5/1/08 - 5/1/09	DOX G21669994 005	Side A 2nd Excess	ACE USA Professional Risk
Side A	5/1/08 - 5/1/09	ABX0027001-00	Side A 3rd Excess	Arch Insurance Co.
Side A	5/1/08 - 5/1/09	NHS628955	Side A 4th Excess	RSUI Indemnity Co.
Side A	5/1/08 - 5/1/09	358-0734	Side A 5th Excess	AIG Casualty Co.
Side A	5/1/08 - 5/1/09	14-MG-08-A9106	Side A 6th Excess	Houston Casualty Co.
Side A	5/1/08 - 5/1/09	B0509QA027908	Side A 7th Excess	Lloyd's of London
Side A	5/1/08 - 5/1/09	C009436/001	Side A 8th Excess	Allied World Assurance Co.
Side A	5/1/08 - 5/1/09	XMI0800039	Side A 9th Excess	Scottsdale Indemnity Co.
DIP D&O (Post-petition)	9/26/08-9/26/09	ELU108345-08	1st Extension	XL Specialty Insurance Co.
DIP D&O (Post-petition)	9/26/09-9/26/10	ELU108345-08	2nd Extension	XL Specialty Insurance Co.
D&O Run-off (Pre-petition)	9/26/08-5/1/10	ELU104380-08	1st Extension	XL Specialty Insurance Co.
D&O Run-off (Pre-petition)	5/1/10-5/1/12	ELU104380-08	2nd Extension	XL Specialty Insurance Co.

SCHEDULE 2.11(a)-2

SCHEDULE 2.15(a)

LIST OF CLAIMS ASSOCIATED
WITH VISA SHARES

SCHEDULE 2.15(a)

Claim No.	Name	Total Filed Claim Amount	Debtor Name	Nature
2483	Visa USA Inc	Unliquidated	WMI	GUC & Secured
2787	JPMorgan Chase Bank National Association	Unliquidated	WMI	GUC & Secured
2812	David L Mitchell Esq and Thomas B Hatch Esq.	5,064,200,000	WMI	GUC
3260	JPMorgan Chase Bank National Association	Unliquidated	WMI	GUC & Secured

SCHEDULE 2.15(a)-1

SCHEDULE 2.21

LIST OF BKK-RELATED POLICIES
AND BKK-RELATED CARRIERS

SCHEDULE 2.21

BKK-RELATED POLICIES

CARRIER	POLICY	YEARS
Aetna/Associated Int’l Ins. Co.	59XN20WCA and all policies identified as underlying insurance in such policy	4/1/85 – 4/1/86
Aetna/Travelers	59XN10WCA and all policies identified as underlying insurance in such policy	04/01/84 – 04/01/85
Aetna/Travelers	59XN6WCA and all policies identified as underlying insurance in such policy	04/01/83 – 04/01/84
Aetna/Travelers	33AL800011SC(Y)	04/01/68 – 05/16/71
American Home/AIG	275-00-26 and all policies identified as underlying insurance in such policy	Excess Umbrella 11/28/72 – 11/28/75
American Home/AIG	359-15-34 and all policies identified as underlying insurance in such policy	Excess Umbrella 04/01/75 – 04/01/78
Central National of Omaha (ACE)	CNU 16-38-24	04/01/82 – 04/01/83
Central National of Omaha (ACE)	CNU 00-14-16 and all policies identified as underlying insurance in such policy	04/01/83 – 04/01/84
Century Indemnity Company (ACE)	CIU 55-05-74 and all policies identified as underlying insurance in such policy	04/01/84 – 04/01/85
Century Indemnity Company (ACE)	CIU 551990 and all policies identified as underlying insurance in such policy	04/01/85 – 04/01/86
Century Indemnity Company (ACE)	CIU 55-25-53 and all policies identified as underlying insurance in such policy	4/1/86 – 4/1/87

SCHEDULE 2.21-1

Federal Insurance Company	79205803 and all policies identified as underlying insurance	04/01/75 – 04/01/78
Federal Insurance Company	FMP6825264 (64A, 64B 64C)	05/16/71 – 05/16/76
Federal Insurance Company	3510-74-10	12/31/76 – 04/01/86
Federal Insurance Company	GLP(85)7143-81-57	04/01/80 – 04/01/86
Federal Insurance Company	GLP(79)7762-37-44	04/01/72 – 12/31/79
Fireman’s Fund Ins. Co.	XLX 1438712 and all policies identified as underlying insurance in such policy	04/01/83 - 04/01/84
Fireman’s Fund Ins. Co.	TP 60435	04/01/65 – 04/01/68
Fireman’s Fund Ins. Co.	XLX 1619882 and all policies identified as underlying insurance in such policy	04/01/84 – 04/01/85
Fireman’s Fund Ins. Co.	XLX 1689534 and all policies identified as underlying insurance in such policy	04/01/85 – 04/01/86
Pacific Indemnity Co.	LC77187488	04/01/63 – 04/01/65
U.S. Fire Ins. Co.	CCL 142226 and all policies identified as underlying insurance in such policy	04/01/63 – 04/01/66
U.S. Fire Ins. Co.	CCL 208348 and all policies identified as underlying insurance in such policy	04/01/66 – 04/01/69
U.S. Fire Ins. Co.	DCL 494927 and all policies identified as underlying insurance in such policy	04/01/69 – 04/01/72
Any other policies that may be identified as possibly providing coverage for the liabilities identified as the BKK Liabilities

SCHEDULE 2.21-2

SCHEDULE 2.23

LIST OF CLAIMS ASSOCIATED
WITH BONDING CLAIMS

SCHEDULE 2.23

Lakeview Claim

POC #	Claimant Name	Filed Claim Amount	Debtor	Nature
2838	RICHARD GREGORY SKINNER	$214,699.00	Washington Mutual, Inc.	Priority

Safeco Surety Bond Claim

Date Filed	Claim No.	Name	Total Field Claim Amount	Debtor Name	Nature
08/12/2009	3760	Safeco Insurance Company of America	2,701,755	WMI	Secured
08/12/2009	3760	Safeco Insurance Company of America	222,798,245	WMI	General Unsecured

SCHEDULE 2.23

SCHEDULE 3.1(a)

LIST OF ORDINARY COURSE PROFESSIONALS

SCHEDULE 3.1(a)

Kathleen C. Dewar
Christy Vernor, CPA
60th Street Advisors/Carey M. Bregnan

SCHEDULE 3.1(a)

SCHEDULE 3.1(b)

LIST OF POST-PETITION DATE AGREEMENTS
RE:  WMI ENTITIES

SCHEDULE 3.1(b)

1.	Agreement Regarding WaMu Savings Plan, dated as of June 16, 2009, between Washington Mutual, Inc., JPMorgan Chase Bank, N.A. and their respective affiliates and subsidiaries.

2.	Assignment of Trust Agreement, dated as of August 10, 2009, between Washington Mutual, Inc. and Fidelity Management Trust Company, consented to by JPMorgan Bank Chase Bank, N.A.

3.	Agreement, dated October ___, 2009, between Ahmanson Obligation Company and JPMorgan Chase Bank, N.A.

4.
Stipulation and Agreement , dated October 9, 2009 among Washington Mutual, Inc. and WMI Investment Corporation (collectively, the “Debtors”), Dell Marketing L.P. and JPMorgan Chase Bank, N.A. resolving Motion of Debtors Pursuant to Rule 9024 of the Federal Rules of Bankruptcy Procedure for Reconsideration of the Order Approving That Certain Stipulation by an between Debtors and Dell Marketing, L.P., dated December 17, 2008.

5.	Agreement Regarding Reconciliation of State Tax Refunds entered into by and among Washington Mutual, Inc., JPMorgan Chase Bank, N.A. and Federal Deposit Corporation, dated May 29, 2009.

6.	Limited Power of Attorney by Ahmanson Obligation Company in favor of JPMorgan Chase Bank, N.A. regarding servicing and administration of certain mortgage loans, , dated September 29, 2009.

7.
Settlement Agreement, dated ___, 2010, by and among Zurich American Insurance Company and its subsidiaries and affiliated companies, Washington Mutual, Inc., WMI Investment Corp. and JPMorgan Chase Bank, N.A.

8.
Settlement Agreement, dated ___, 2010, by and among Old Republic Insurance Company and its subsidiaries and affiliated companies, Washington Mutual, Inc., WMI Investment Corp. and JPMorgan Chase Bank, N.A.

9.
Settlement Agreement, dated ___, 2010, by and among Lumbermens Mutual Casualty Company, American Motorists Insurance Company, American Manufacturing Mutual Insurance Company, American Protection Insurance Company, Washington Mutual, Inc., WMI Investment Corp. and JPMorgan Chase Bank, N.A.

10.
Agreement, dated November 24, 2008, by and between Washington Mutual, Inc. and JPMorgan Chase Bank, N.A. for indemnification of JPMorgan Chase Bank, N.A. for certain work relating to Internal Revenue Code Section 409A.

SCHEDULE 3.1(b)-1

11.	Letter Agreement, dated April 9, 2010, entered into between JPMorgan Chase Bank, N.A. and NorLease Inc. and acknowledged and consented to in part by Washington Mutual, Inc.

12.	Assignment And Assumption Agreement, dated as of February 10, 2009, among Washington Mutual, Inc., JPMorgan Chase Bank, N.A., and PGA Plaza Associates, Ltd.

13.	Assignment And Assumption Agreement, dated as of February 10, 2009, among Washington Mutual, Inc., JPMorgan Chase Bank, N.A., and Batac Corporation.

SCHEDULE 3.1(b)-2

SCHEDULE 3.2

LIST OF POST-PETITION DATE AGREEMENT
RE:  JPMC ENTITIES

SCHEDULE 3.2

1.	Agreement Regarding WaMu Savings Plan, dated as of June 16, 2009, between Washington Mutual, Inc., JPMorgan Chase Bank, N.A. and their respective affiliates and subsidiaries.

2.	Assignment of Trust Agreement, dated as of August 10, 2009, between Washington Mutual, Inc. and Fidelity Management Trust Company, consented to by JPMorgan Bank Chase Bank, N.A.

3.	Agreement, dated October ___, 2009, between Ahmanson Obligation Company and JPMorgan Chase Bank, N.A.

4.
Stipulation and Agreement , dated October 9, 2009 among Washington Mutual, Inc. and WMI Investment Corporation (collectively, the “Debtors”), Dell Marketing L.P. and JPMorgan Chase Bank, N.A. resolving Motion of Debtors Pursuant to Rule 9024 of the Federal Rules of Bankruptcy Procedure for Reconsideration of the Order Approving That Certain Stipulation by an between Debtors and Dell Marketing, L.P., dated December 17, 2008.

5.	Agreement Regarding Reconciliation of State Tax Refunds entered into by and among Washington Mutual, Inc., JPMorgan Chase Bank, N.A. and Federal Deposit Corporation, dated May 29, 2009.

6.	Limited Power of Attorney by Ahmanson Obligation Company in favor of JPMorgan Chase Bank, N.A. regarding servicing and administration of certain mortgage loans, , dated September 29, 2009.

7.
Settlement Agreement, dated ___, 2010, by and among Zurich American Insurance Company and its subsidiaries and affiliated companies, Washington Mutual, Inc., WMI Investment Corp. and JPMorgan Chase Bank, N.A.

8.
Settlement Agreement, dated ___, 2010, by and among Old Republic Insurance Company and its subsidiaries and affiliated companies, Washington Mutual, Inc., WMI Investment Corp. and JPMorgan Chase Bank, N.A.

9.
Settlement Agreement, dated ___, 2010, by and among Lumbermens Mutual Casualty Company, American Motorists Insurance Company, American Manufacturing Mutual Insurance Company, American Protection Insurance Company, Washington Mutual, Inc., WMI Investment Corp. and JPMorgan Chase Bank, N.A.

10.
Agreement, dated November 24, 2008, by and between Washington Mutual, Inc. and JPMorgan Chase Bank, N.A. for indemnification of JPMorgan Chase Bank, N.A. for certain work relating to Internal Revenue Code Section 409A.

SCHEDULE 3.2-1

11.	Letter Agreement, dated April 9, 2010, entered into between JPMorgan Chase Bank, N.A. and NorLease Inc. and acknowledged and consented to in part by Washington Mutual, Inc.

12.	Assignment And Assumption Agreement, dated as of February 10, 2009, among Washington Mutual, Inc., JPMorgan Chase Bank, N.A., and PGA Plaza Associates, Ltd.

13.	Assignment And Assumption Agreement, dated as of February 10, 2009, among Washington Mutual, Inc., JPMorgan Chase Bank, N.A., and Batac Corporation.

SCHEDULE 3.2-2

SCHEDULE 3.3

LIST OF POST-PETITION DATE AGREEMENTS
RE:  FDIC ENTITIES

NONE

SCHEDULE 3.3

SCHEDULE 3.5

LIST OF POST-PETITION DATE AGREEMENTS
RE:  CREDITORS’ COMMITTEE

NONE

SCHEDULE 3.5